As Filed with the Securities and Exchange Commission on December 5, 1997

                                                      Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                               THE WMF GROUP, LTD.
               (Exact name of issuer as specified in its charter)

               Delaware                                  54-1647759
       (State of Incorporation)            (IRS Employer Identification Number)

            1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182
                    (Address of Principal Executive Offices)

                                 (703) 610-1400
              (Registrant's telephone number, including area code)

                          Employee Stock Purchase Plan
                           Key Employee Incentive Plan
                     Key Employee Deferred Compensation Plan
                            (Full title of the Plan)
                          ----------------------------

                                Shekar Narasimhan
                             Director and President
                               The WMF Group, Ltd.
                        1593 Spring Hill Road, Suite 400
                             Vienna, Virginia 22182
                                 (703) 610-1400
            (Name, address and telephone number of agent for service)
                          ----------------------------

                                    Copy to:
                            Richard W. Cass, Esquire
                        Wilmer, Cutler & Pickering 2445 M
                                  Street, N.W.
                              Washington, DC 20037
                                 (202) 663-6000
                          ----------------------------


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

                                          CALCULATION OF REGISTRATION FEE


                                                                               Proposed         Proposed
                                      Title of                                 Maximum          Maximum
                                     Securities              Amount            Offering        Aggregate       Amount of
                                        to be                 to be             Price           Offering     Registration
        Name of Plan                 Registered            Registered         Per Share          Price            Fee
----------------------------- ------------------------- ----------------- ------------------ --------------  -------------

Employee Stock Purchase       Common Stock, par value         400,000           5.60(1)        $2,240,000        $661
Plan(1)                       $0.01 per share,
Key Employee Incentive        Common Stock, par value       2,120,602           5.60(1)       $11,875,372      $3,504
Plan(2)                       $0.01 per share
Key Employee Deferred         Common Stock, par value          (2)               (2)           $1,000,000        $295
Compensation Plan(2)          $0.01 per share
----------------------------- ------------------------- ----------------- ------------------ --------------  -------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based on the book value as of September 30, 1997.
(2) The registration fee has been calculated in accordance with Rule 457(h) with respect to the interests registered hereby on the basis of the aggregate of $1,000,000.



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





                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

    Note: The document(s) containing the information required by Item 1 of Form S-8 and the statement of availability of registrant information and any other information required by Item 2 of Form S-8 will be sent or given to participants as specified by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. The WMF Group, Ltd. (the "Registrant" or the "Company") shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish the Commission or its staff a copy or copies of all of the documents included in such file.

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



                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    Item 3.   Incorporation of Documents by Reference

    The Company hereby incorporates by reference the documents listed in (a) through (c) below. In addition, all documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (prior to filing of a Post-Effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold) shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

    (a) The Company's Information Statement/Prospectus on Form 424(b)(3) filed with the Securities and Exchange Commission on November 5, 1997.

    (b) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1996.

    (c) The description of the Company's Common Stock which is incorporated by reference in the Registration Statement on Form 10 filed by the Company under the Exchange Act on November 19, 1997, including any amendment or report filed for the purpose of updating such description.

    Item 4.   Description of Securities

    Not Applicable.

    Item 5.  Interests of Named Experts and Counsel

    Not Applicable

    Item 6.   Indemnification of Directors and Officers

    Section 145 of the Delaware General Corporation Law (the "DGCL") empowers the Company to indemnify, subject to the standards set forth therein, any person in connection with any action, suit or proceeding brought before or threatened by reason of the fact that the person was a director, officer, employee or agent of such company, or is or was serving as such with respect to another entity at the request of such company. The DGCL also provides that the Company may purchase insurance on behalf of any such director, officer, employee or agent.

    Reference is made to Section 102(b)(7) of the DGCL, which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not

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


in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for the unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

    Article Seventh of the Company's  Restated  Certificate of Incorporation and
Article VI, Section 1 of the Company's By-laws, each of which has been filed as an exhibit to the Information Statement/Prospectus and each of which is incorporated herein by reference, provide in effect for the indemnification by the Company of each director and officer of the Company to the fullest extent permitted by applicable law.

    Item 7.   Exemption from Registration Claimed

                  Not Applicable.

    Item 8.  Exhibits

    The Exhibit Index attached to this registration statement is incorporated herein by reference.

    Item 9.  Undertakings

    The undersigned Registrant hereby undertakes the following:

     (a) The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1993;

               (ii) To reflect  in the  prospectus  any facts or events  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (iii)To include  any  material  information  with  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on December 5, 1997.

                                     THE WMF GROUP,  LTD.

                                     /s/ Shekar Narasimhan
                                     ----------------------
                                     Shekar Narasimhan
                                     Director and President

         The registrant and each person whose signature appears below constitutes and appoints Shekar Narasimhan or Michael D. Ketcham, and any agent for service named in this registration statement and each of them, his, her or its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, her or it and in his, her, or its name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to this registration statement, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                       Title                       Date
         ---------                       -----                       ----
/s/ J. Roderick Heller, III
---------------------------      Chairman of the Board         December 5, 1997
J. Roderick Heller, III

/s/ Shekar Narasimhan
---------------------------      Director and President        December 5, 1997
Shekar Narasimhan

/s/ Mohammed A. Al-Tuwaijri
---------------------------       Director                     December 5, 1997
Mohammed A. Al-Tuwaijri

/s/ Tim R. Palmer
---------------------------       Director                     December 5, 1997
Tim R. Palmer

/s/ John D. Reilly
---------------------------       Director                     December 5, 1997
John D. Reilly

/s/ Ann Torre Grant
---------------------------       Director                     December 5, 1997
Ann Torre Grant

/s/ Michael D. Ketcham            Senior Vice President        December 5, 1997
---------------------------       and Treasurer
Michael D. Ketcham                (principal financial
                                   officer)
/s/ Mathew J. Whelan, III
---------------------------       Controller                   December 5, 1997
Mathew J. Whelan, III             (principal accounting
                                   officer)

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

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    EXHIBITS

                                       to

                                    FORM S-8



                             REGISTRATION STATEMENT

                                      under

                     THE SECURITIES ACT OF 1933, AS AMENDED


                               THE WMF GROUP, LTD.
             (Exact name of registrant as specified in its charter)


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


                                 Exhibit Index


Number           Description

4.1     Amended and Restated Certificate of Incorporation of the Registrant (1)
4.2     Bylaws of the Registrant (1)
4.3     Amended Certificate of Incorporation of the Registrant (2)
4.4     Specimen certificate representing the Common Stock of Registrant (3)
4.5     Employee Stock Purchase Plan of The WMF Group, Ltd. (2)
4.6     Key Employee Incentive Plan of The WMF Group, Ltd. (2)
4.7     Key Employee Deferred Compensation Plan of The WMF Group, Ltd. (2)
5       Opinion of Wilmer, Cutler & Pickering.
23.1    Consent of Arthur Andersen LLP
23.2    Consent of KPMG Peat Marwick LLP
24 Power of Attorney (included as part of the signature page to this Registration Statement).
         ------------------
         (1)  Incorporated   herein   by   reference   from   the   Registrant's
              Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 27, 1997.

         (2)  Incorporated   herein   by   reference   from   the   Registrant's
              Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 30, 1997.

         (3)  Incorporated   herein   by   reference   from   the   Registrant's
              Registration Statement filed on Form S-3 filed with the Securities and Exchange Commission on October 8, 1997.

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